SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549
                     ----------------------


                            FORM 8-K

                         Current Report
             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


        Date of Report (date of earliest event reported)


                         August 30, 1996


                 HIGHLANDS INSURANCE GROUP, INC.
  ------------------------------------------------------------
     (Exact name of registrant as specified in its charter)

                            Delaware
  ------------------------------------------------------------
         (State or Other Jurisdiction of Incorporation)

     1-14028                             75-2370945
  ------------------------------------------------------------
(Commission File Number)      (IRS Employee Identification No.)

     10370 Richmond Avenue, Houston, Texas        77042-4123
   -----------------------------------------------------------
(Address of principal executive offices)          (Zip Code)

     (713)952-9555
   -----------------------------------------------------------
Registrant's telephone number, including area code

ITEM 4.

     On August 30, 1996, the Board of Directors of Highlands Insurance Group, Inc. (the "Registrant"), determined to dismiss Arthur Andersen LLP ("Arthur Andersen") as its principal accountant and to retain KPMG Peat Marwick LLP ("KPMG") in that capacity. The decision to change accountants was recommended by the Audit Committee and approved by the Board of Directors of the Registrant.

     The Board of Directors determined that it was in the best interest of the Registrant to allow both KPMG and other qualified accounting firms to make proposals for providing accounting services to the Registrant and to submit bids for the providing of such services. Proposals were solicited and received from four accounting firms. After reviewing the proposals from all of the submitting accounting firms, it was determined that it was in the best interest of the Registrant to make a change in accounting firms at this time and retain KPMG.

     The audit reports of Arthur Andersen on the Registrant's financial statements for the last two fiscal years did not contain an adverse opinion or a disclaimer of opinion, nor was such opinion qualified or modified as to uncertainty, audit scope or accounting principles. During the Registrant's two most recent fiscal years and subsequent interim periods preceding the dismissal of Arthur Andersen, the Registrant had no disagreements with Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

     During the Registrant's two most recent fiscal years and subsequent interim periods preceding the retention of KPMG, neither the Registrant nor anyone on the Registrant's behalf consulted KPMG regarding (i) matters which were the subject of disagreement as defined in Item 304(a)(1)(v), (ii) reportable events as defined in Item 304(a)(1)(v) of Regulation S-K or (iii) the application of accounting principles to a specified transaction either completed or proposed; or the type of audit opinion that might be rendered on the registrant's financial statements.

     The Registrant has provided Arthur Andersen a copy of the disclosures made under this Item 4 of this Report, and Arthur Andersen has furnished the Registrant with a letter addressed to the Commission stating that it agrees with the statements made by the Registrant in response to this Item. Such letter is filed as an exhibit to this Report.

ITEM 7.

The following exhibits are filed with this report on Form 8-K:

1.1 - Letter dated September 4, 1996, from Arthur Andersen LLP to the Commission

                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         HIGHLANDS INSURANCE GROUP, INC.



                         By:  /s/  MICHAEL A. WEBERPAL
                              ------------------------------
                                   Michael A. Weberpal
                                   Vice President and Secretary

September 5, 1996

                            EXHIBITS

EXHIBIT NO.

1.1 -- Letter dated September 4, 1996, from Arthur Andersen LLP to the Commission.

                  [ARTHUR ANDERSEN LETTERHEAD]



September 4, 1996



Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

Dear Sirs:

     We have read Item 4 included in the attached Form 8-K dated
August 30, 1996 of Highlands Insurance Group, Inc. to be filed with the Securities and Exchange Commission and are in agreement with the statements contained therein.

Very truly yours,



/s/  ARTHUR ANDERSEN LLP
- ---------------------------------
     ARTHUR ANDERSEN LLP